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                                                                   EXHIBIT 10.95


                              CONSENT AND AMENDMENT

     THIS CONSENT AND AMENDMENT is made as of March , 1999 (this "Agreement"), between NATIONAL FINANCIAL AUTO FUNDING TRUST II (as successor to National Financial Auto Funding Trust, f/k/a/ NAFCO Funding Trust), a Delaware business trust ("Funding Trust"), NATIONAL AUTO FINANCE COMPANY, INC., a Delaware corporation ("NAFI"), FIRST UNION NATIONAL BANK ("FUNB"), and BANKERS TRUST COMPANY, as Trustee of the National Financial Auto Receivables Master Trust (the "Trustee"), pursuant to Section 6.10 of the Pooling and Administration Agreement, dated as of December 8, 1994, among Funding Trust, NAFI and the Trustee, as supplemented by the Series 1994-R, Class B Supplement (the "Supplement", as amended and, together with the Pooling and Administration Agreement, as amended, and as so supplemented, the "Pooling Agreement") and
Section 13.01(b) of the Pooling Agreement.

     In consideration of the mutual agreements herein contained, each partly agrees as follows for the benefit of the other parties and the Class B Certificateholders to the extent provided herein:

     1. On and after March, 1999, the Stated Amount of the Class B Certificates under the Pooling Agreement shall equal $85,000,000 (eighty five million dollars).

     2. Funding Trust, as holder of 99% of the Class C Certificates, and FUNB, as holder of 100% of the Class B Certificates, hereby waive the conditions to effectiveness of this Consent set forth in Section 6.10(a)(i) and Section
13.01 of the Pooling Agreement.

     3. NAFI, by its execution of this Agreement, hereby directs Chase Manhattan Bank Delaware, as Owner Trustee of Funding Trust, to execute and deliver this Agreement on behalf of Funding Trust.

     4. NAFI and FUNB, as Certificateholders of National Financial Auto Receivables Master Trust, by their execution of this Agreement, hereby direct Bankers Trust Company, as Trustee of National Financial Auto Receivables Master Trust, to execute and deliver this Agreement.

     5. The definition of "Class B Principal Distributable Amount" is hereby amended to read as follows:

               "Class B Principal Distributable Amount" means, with respect to any Distribution Date, the lesser of (a) the outstanding principal balance of the Class B Certificates as of such Distribution Date (prior to giving effect to any distributions in reduction of the outstanding principal amount of the Class B Certificates made on such Distribution Date) and (b)(i) in the case of any Distribution Date that occurs prior to the Liquidation Commencement Date, the greater of (1) the product of
               (A) the Overcollateralization Deficit and (B) the Class B Percentage and (2) the product of (A) the Class B Percentage and
               (B) the Certificate Amortized Pool Balance for such Distribution Date, and (ii) in the case of any




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               Distribution Date that occurs on or after the Liquidation
               Commencement Date, an amount equal to all remaining amounts in the Certificate Account after application of clauses (i) through
               (vi) inclusive of Section 4.03(a).

     6. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Pooling Agreement.

     7. This Agreement may be executed by facsimile signatures and in two or more counterparts with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.


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     IN WITNESS WHEREOF, Funding Trust, FUNB, NAFI and the Trustee have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

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
Agreed and Consented to by:                                          Agreed and Consented to by:

FIRST UNION NATIONAL BANK                                            NATIONAL FINANCIAL AUTO FUNDING
                                                                     TRUST II (as successor to National Financial
                                                                     Auto Funding Trust, f/k/a/ NAFCO Funding
                                                                     Trust)

                                                                     By: CHASE MANHATTAN BANK DELAWARE
                                                                     (as successor to Chase Manhattan Bank
By: /s/ EXECUTED BY AUTHORIZED OFFICER                               USA, N.A.), not in its individual capacity
   ---------------------------------------                           but solely as Owner Trustee of National
Name:   Executed by Authorized Officer                               Financial Auto Funding Trust II
Title:

                                                                     By:  /s/ DENIS KELLY
                                                                        ---------------------------------------------
                                                                     Name:    Denis Kelly
                                                                     Title:   Trust Officer



Agreed and Consented to by:                                          Agreed and Consented to by:

NATIONAL AUTO FINANCE COMPANY, INC.                                  BANKERS TRUST COMPANY, not in its
                                                                     individual capacity but solely as Trustee of
                                                                     National Financial Auto Receivables Master
                                                                     Trust

By: /s/ KEITH B. STEIN                                               By:  /s/ EXECUTED BY AUTHORIZED OFFICER
   ---------------------------------------                              ---------------------------------------------
Name:   Keith B. Stein                                               Name:    Executed by Authorized Officer
Title:  Vice Chairman and Chief Executive                            Title:
        Officer

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